CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian C. Beh, President of The Roxbury Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 22, 2007                          /s/ Brian C. Beh
     -------------------------------           ---------------------------------
                                               Brian C. Beh, President
                                               (principal executive officer)


I, Michael Kromm, Treasurer of The Roxbury Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 22, 2007                          /s/ Michael Kromm
     -------------------------------           ---------------------------------
                                               Michael Kromm, Treasurer
                                               (principal financial officer)